                                                                   Exhibit 10.24

                                LETTER AGREEMENT

            This Letter Agreement, dated as of December 19, 1997, is by and among Khanty Mansiysk Oil Corporation ("KMOC"), a Delaware corporation, Brunswick Fitzgibbons Trust Company LLC ("BFTC"), a Delaware limited liability company, Waldo Securities S.A. ("Waldo"), an international business company organized under the laws of the British Virgin Islands, Khanty Holdings LLC, a Delaware limited liability company ("Holdings"), and each of the investors listed on Schedule I hereto which has delivered a signed counterpart in accordance with Section 3.4 of this Agreement (the "Other Investors").

            WHEREAS, KMOC, BFTC, Waldo and Holdings are party to the Voting and Transfer Agreement, dated as of October 15, 1997 (the "Voting and Transfer Agreement") pursuant to which BFTC has granted to Holdings and Waldo the right ("Tag Along Right") to participate in certain sales by BFTC of shares of common stock in KMOC ("KMOC Common Stock") held by BFTC upon the terms and in accordance with the provisions set forth in Article VII thereof;

            WHEREAS, KMOC, as additional consideration for Holdings' participation in the latest round of financing (the "Financing") pursuant to which KMOC issued notes (the "Notes") and warrants (the "Warrants") to Holdings in exchange for a capital investment in KMOC by Holdings of $30,000,000, has granted to Holdings the right to apply the principal on the Notes held by Holdings as payment for the exercise price of the Warrants held by Holdings in connection with the exercise by Holdings of its Tag Along Rights where such exercise is initiated by a proposed sale by BFTC of KMOC Common Stock ("Note Conversion Rights");

            WHEREAS, each of the Other Investors has, in connection with their participation in the Financing, entered into note and warrant purchase agreements (the "Other Purchase Agreements") pursuant to which KMOC issued Notes and Warrants to each such Other Investor in exchange for a capital investment in KMOC by such Other Investor;

            WHEREAS, each Other Investor, as additional consideration for entering into its respective Other Purchase Agreement, has requested that it be granted Tag Along Rights and Note Conversion Rights; and

            WHEREAS, (i) BFTC has agreed to grant Tag Along Rights to the Other Investors, (ii) Waldo and Holdings are willing to permit the Tag Along Rights granted to the Other Investors to be pari passu with the Tag Along Rights granted to each of them by BFTC pursuant to the Voting and Transfer Agreement and (iii) KMOC has agreed to grant Note Conversion Rights to the Other Investors.

            NOW, THEREFORE in consideration of the premises and mutual promises and agreements contained herein, the parties hereto, intending to be legally bound by the terms hereof, agree as follows:

                                    ARTICLE I
                                TAG ALONG RIGHTS

      Section 1.1 Tag Along Offer. If at any time prior to the date of an initial public offering of KMOC Common Stock (an "Initial Public Offering"), BFTC and/or any of its affiliates desires to sell KMOC Common Stock (i) representing more than 5% of the shares of KMOC Common Stock outstanding to any one person in a single transaction or in a series of related transactions or
(ii) representing more than 7.5% of the shares of KMOC Common Stock outstanding on a cumulative basis of all sales made by BFTC subsequent to the date hereof (but excluding sales which are subject to the preceding clause (i)), then prior to the consummation of such sale (a "Sale") BFTC shall provide written notice (the "Tag Along Notice") of the proposed Sale to each of the Other Investors (the "Tag Along Offerees") at least 45 days prior to the proposed date of the Sale. The Tag Along Notice shall include:

            (a) The principal terms of the proposed Sale, including the number of shares of KMOC Common Stock to be purchased from BFTC, the percentage such shares represent of the total number of shares of KMOC Common Stock beneficially owned (on a fully diluted basis) by BFTC (the "Sale Percentage'), the purchase price and the name and address of the proposed purchaser (the "Tag Along Purchaser); and

            (b) An offer by BFTC to include, at the option of each Tag Along Offeree, in the Sale to the Tag Along Purchaser such number of shares of KMOC Common Stock (not in any event to exceed the Sale Percentage of the total number of shares of KMOC Common Stock held by such Tag Along Offeree) owned by each Tag Along Offeree as determined in accordance with Section 1.2, on the same terms and conditions, wit respect to each share sold, as BFTC shall sell such of its shares.

For purposes of determining the number of shares of KMOC Common Stock that each Other Investor is entitled to sell in the sale and under this Article I ownership of Warrants by such Other Investor shall be deemed to be ownership of the KMOC Common Stock underlying such Warrants.

      Section 1.2 Exercise. Each Tag Along Offeree desiring to accept the offer contained in the Tag Along Notice shall send a written commitment to BFTC specifying the number of shares of KMOC Common Stock (not in any event to exceed the Sale Percentage of the total number of shares of Common Stock beneficially owned (on a fully diluted basis) by such Tag Along Offeree) which such Tag Along Offeree desires to have included in the Sale (a "Tag Along Commitment") within thirty (30) days after the effectiveness of the Tag Along Notice (each a "Participating Seller"). Each Tag Along Offeree who has not so accepted such offer shall be deemed to have waived all of its rights with respect to the Sale, and BFTC and the Participating Sellers, if any, shall thereafter be free to sell to the Tag Along Purchaser, at a price no greater than the purchase price set forth in the Tag Along Notice and otherwise on terms not more favorable in any material respect to them than those set forth in the Tag Along Notice, without any further obligation to such non-accepting Tag Along Offerees. If, prior to consummation, the terms of such proposed Sale shall change with the result that the price shall be greater than the maximum price set forth in the Tag Along Notice or the other terms shall be more favorable to a Participating Seller in any material respect than as set forth in the Tag Along Notice, it shall be necessary for a separate Tag Along Notice to have been furnished, and the terms and provisions of this Article I separately complied with, in order to consummate such proposed Sale pursuant to this Article I; provided however that in the case of such a separate Tag Along Notice, the applicable period referred to in Section 1.1 shall be 20 days and the applicable period referred to above in this Section 1.2 shall be 15 days.

      Section 1.3 Cut Back The acceptance of each Participating Seller shall be irrevocable except as hereinafter provided, and each such Participating Seller shall be bound and obligated to sell in the Sale, on the same terms and conditions specified in the Tag Along Notice as BFTC, such number of shares of KMOC Common Stock as such Participating Seller shall have specified in such Participating Seller's written commitment. In the event BFTC shall be unable to obtain the inclusion in the Sale of all shares of KMOC Common Stock which BFTC and each Participating Seller desires to have included in the Sale (as evidenced in the case of BFTC by the Tag Along Notice and in the case of each Participating Seller by such Participating Seller's written commitment), the number of shares to be sold in the Sale by BFTC, each Participating Seller and, in the case of the concurrent exercise of Tag Along Rights pursuant to Article VII of the Voting and Transfer Agreement, Waldo and/or Holdings, as the case may be, shall be reduced on a pro rata basis according to the proportion which the number of shares which each such seller desires to have included in the Sale bears to the total number of shares desired by all such sellers to have included in the Sale.

      Section 1.4 Expiration and Release. if at the end of the ninetieth (90th) day following the date of the effectiveness of the Tag Along Notice BFTC has not completed the Sale-as provided in the foregoing provisions of this Article I, each Participating Seller shall be released from its obligations under its written commitment, the Tag Along Notice shall be null and void, and it shall be necessary for a separate Tag Along Notice to have been furnished, and the terms and provisions of this Article I separately complied with, in order to consummate such Sale pursuant to this Article I; provided, however, that if the failure to complete such Sale resulted from any failure by any Participating Seller (any such Participating Seller, a "Defaulting Offeree") to comply in any material respect with the terms of this Article I, BFTC shall be entitled to proceed with the Sale as soon thereafter as practicable without having to separately comply with the provisions of this Article I and each Participating Seller which is not a Defaulting Offeree shall be entitled, but not obligated, to participate in such Sale to the extent set forth in the Tag Along Commitment provided by such Participating Seller pursuant to Section 1.2 of this Agreement. Upon arranging a new closing date for the Sale, BFTC shall provide notice, Including all relevant information regarding the Sale required to be included in a Tag Along Notice, to each Participating Seller entitled to sell shares in such Sale. The Participating Seller shall have a period of two days from the date of receipt of such notice to inform BFTC of its intention to participate in such Sale to the extent set forth in its Tag Along Commitment. The number of shares to be sold by each participant in such Sale shall be subject to the cutback provisions set forth in Section 1.3 of this Agreement

      Section 1.5 Conformity of Rights In the event that Waldo and/or Holdings exercise their Tag Along Rights pursuant to Article VII of the Voting and Transfer Agreement currently with the exercise by any Other Investor of the Tag Along Rights granted to such Other Investor pursuant to this Article I, Waldo and Holdings hereby agree that (i) the provisions of Sections 1.3 and 1.4 of this Agreement shall be the controlling method used by the parties in determining the allocation of shares among each party desiring to sell shares in such Sale and (ii) the provisions of Section 7.2 of the Voting and Transfer Agreement in such circumstance shall be superceded to the extent that it conflicts with the allocation procedures set forth in Sections 1.3 and 1.4 of this Agreement.

      Section 1.6 Special Transactions. The exercise of the Tag Along Rights granted hereunder may be limited by BFTC's existing contractual obligations in the following circumstances:

            (a) In the event that BFTC, pursuant to existing contractual obligations, is required to sell its shares of KMOC Common Stock in connection with a sale of shares by KMOC shareholders at the request of such selling shareholders (a "Drag Along Sale"), the Tag Along Rights granted to each Other Investor pursuant to this Article I shall be applicable only to the extent that such selling shareholder does not exercise any contractual rights it may have to preclude the Other Investors from selling their shares pursuant to the exercise of their Tag Along Rights hereunder. In the event of any such conflict, BFTC shall not be deemed to have breached this Agreement if the selling shareholder exercises any such contractual right to preclude shares requested to be sold by any Other Investor pursuant to this Agreement. BFTC shall notify each Other Investor as soon as practicable upon receipt of notice of its obligation to sell its shares pursuant to a Drag Along Sale. In connection with such notice, the acceptance and notice periods set forth in Section 1.1 hereof shall, if necessary, be adjusted by BFTC (with appropriate explanation therefore provided in such notice) such that BFTC shall remain in compliance with the requirements set forth in the agreement pursuant to which BFTC is obligated to sell its shares in such Drag Along Sale.

            (b) In the circumstance where BFTC is exercising its own Tag Along Rights in connection with a sale of KMOC Common Stock by another shareholder of KMOC, the Tag Along Rights granted to each Other Investor pursuant to this
Article I shall be applicable only to the extent that such selling shareholder permits BFTC to include in its allocation of shares, to be sold pursuant to such sale, shares to be sold by BFTC on behalf of an Other Investor pursuant to this Agreement. BFTC shall notify each Other Investor as soon as practicable upon receipt of notice that BFTC, pursuant to its exercise of its Tag Along Rights, has been allocated a specific number of shares for inclusion in a sale of shares by another KMOC shareholder. In connection with such notice, the acceptance and notice periods set forth in Section 1.1 hereof shall, if necessary, be adjusted by BFTC (with appropriate explanation therefore provided in such notice) such that BFTC shall remain in compliance with the requirements set forth in the agreement with the selling KMOC shareholder pursuant to which BFTC is exercising its Tag Along Rights.

            Section 1.7. Reciprocal Tag Along Rights. Each Other Investor hereby agrees that if at any time prior to an Initial Public Offering, such Other Investor and/or any of its affiliates desires to sell KMOC Common Stock (i) representing more than 5% of the shares of KMOC Common Stock outstanding to any one person in a single transaction or in a series of related transactions or
(ii) representing more than 7.5% of the shares of KMOC Common Stock outstanding on a cumulative basis of all sales made by such Other Investor subsequent to the date hereof (but excluding sales which are subject to the preceding clause (i)) BFTC shall be entitled to Tag Along Rights in connection with such sales to the same extent that BFTC has granted such rights to the Other Investors pursuant to this Article I.

                                   ARTICLE II
                                CONVERSION RIGHTS

            Section 2.1. Exercise of Conversion Rights. Each Other Investor participating in a Sale pursuant to Article I of this Agreement shall be entitled to exercise Warrants held by such Other Investor to acquire KMOC Common Stock by delivering Notes held by it in an aggregate principal amount equal to the aggregate exercise price of the Warrants required to be exercised by such Other Investor in order for it to hold a sufficient number of shares of KMOC Common Stock necessary to honor its commitment to sell shares to the Tag Along Purchaser pursuant to the exercise of its Tag Along Rights.

                                   ARTICLE III
                                  MISCELLANEOUS

            Section 3.1 Termination. This Agreement shall be effective as of the date first set forth above and shall terminate on the date of an Initial Public Offering.

            Section 3.2 Notices. All notices, requests and other communications hereunder shall be in writing and shall be delivered by hand, by nationally recognized courier service or by facsimile transmission, receipt confirmed to each party at the address or telephone number set forth in Schedule II hereto. Each such notice, request or communication shall be effective (A) if delivered by hand or by nationally recognized courier service, when delivered at the address specified in

Schedule II hereto (or in accordance with the latest unrevoked written direction from such party) or (B) if given by fax, when such fax is transmitted to the fax number specified in Schedule II hereto (or in accordance with the latest unrevoked written direction from such party), and the appropriate confirmation is received.

            Section 3.3 Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the parties shall negotiate in good faith with a view to the substitution therefor of a suitable and equitable solution in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid provision; provided, however, that the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

            Section 3.4 Counterparts; Facsimile. This Agreement may be executed and delivered by facsimile in two or more counterparts, each of which shall be deemed an original and all of which shall, taken together, be considered one and the same agreement, it being understood that all parties need not sign the same counterpart.

            Section 3.5 Execution by an Investor Listed on Schedule I. Each investor set forth on Schedule I hereto desiring to be party to this Agreement must deliver a signed counterpart, in the form of Exhibit A hereto, to KMOC, by facsimile or other means, on or before January 15, 1998.

            Section 3.6 Entire Agreement; No Third Party Beneficiaries. This Agreement (a) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (b) is not intended to confer upon any person, other than the parties hereto, any rights or remedies hereunder.

            Section 3.7 Further Assurances. Each party hereto shall execute, deliver and acknowledge such other documents and take such further actions as may be reasonably requested from time to time by the other parties hereto to give effect to and carry out the transactions contemplated herein.

            Section 3.8 Governing Law; Equitable Remedies. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to equitable relief, including in the form of injunctions, in order to enforce specifically the provisions of this Agreement, in addition to any other remedy to which they are entitled at law or in equity.

            Section 3.9 Assignment. (a) Except as otherwise provided in Section 3.8(b), neither this Agreement nor any of the rights or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties hereto, except that any party may assign all its rights and obligations to the assignee of all or substantially all of the assets of such party including an acquisition through merger, provided that such party shall in no event be released from its obligations hereunder without the prior written consent of the other parties hereto. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns. Any attempted assignment in contravention hereof shall be null and void.

            (b) Notwithstanding the provisions of Section 3.8(a), in the event that the shares of KMOC Common Stock held by Fractor Investments Limited are transferred to Overseas Private Investment Corporation ("OPIC") pursuant to a foreclosure by OPIC on its first priority lien on such shares, OPIC or its nominee or transferee shall be entitled, but not obligated, to assume the rights and obligations of Fractor Investments Limited hereunder by delivering to each of the parties hereto a duly executed assignment and assumption agreement acknowledging such assignment.

            IN WITNESS WHEREOF, the partes have ceased this Agreement to be duly executed and delivered, all as of the date first set forth above.


                        KHANTY MANSIYSK OIL CORPORATION

                        By: /s/ John B. Fitzgibbons
                            -----------------------------------
                            Name: John B. Fitzgibbons
                            Title: Chief Executive Officer


                        KHANTY HOLDINGS LLC

                        By: The Beacon Camp Energy Investment Fund, L.P.

                        By: Beacon Energy Investors, L.L.C., its General Partner

                        By: Energy Fund GP, Inc., a member

                        By:
                            -----------------------------------
                            Name:
                            Title:


                        WALDO SECURITIES S.A.

                        By: /s/ Nikolai Vladimirovich Bogatchev
                            -----------------------------------
                            Name: Nikolai Vladimirovich Bogatchev
                            Title:

            IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

                        KHANTY MANSIYSK OIL CORPORATION

                        By:
                            -----------------------------------
                            Name: John B. Fitzgibbons
                            Title: Chief Executive Officer


                        KHANTY HOLDINGS LLC

                        By: The Beacon Camp Energy Investment Fund, L.P.

                        By: Beacon Energy Investors, L.L.C., its General Partner

                        By: Energy Fund GP, Inc., a member

                        By: /s/ [ILLEGIBLE]
                            -----------------------------------
                            Name:
                            Title:


                        WALDO SECURITIES S.A.

                        By:
                            -----------------------------------
                            Name: Nikolai Vladimirovich Bogatchev
                            Title:

                        BRUNSWICK FITZGIBBONS TRUST COMPANY LLC,
                          as Trustee


                        By: /s/ John B. Fitzgibbons
                            -----------------------------------
                            Name: John B. Fitzgibbons
                            Title: Manager

                           COUNTERPART SIGNATURE PAGE

            The undersigned, intending to be legally bound as a party thereto, does hereby deliver this signed counterpart in accordance with Section 3.4 of the Letter Agreement, dated as of December 19, 1997, by and among Khanty Mansiysk Oil Corporation, a Delaware corporation, Brunswick Fitzgibbons Trust Company LLC, a Delaware limited liability company, Waldo Securities S.A., an international business company organized under the laws of the British Virgin Islands, Khanty Holdings LLC, a Delaware limited liability company, and each of the investors listed on Schedule I thereto which has delivered a signed counterpart in accordance with Section 3.4 thereof.

Date: 1/14/98

                              ACORN INVESTMENT TRUST,
                              For its series designated Acorn International


                              By: /s/ Kenneth A. Kalina
                                  -----------------------------------------
                                  Name: Kenneth A. Kalina
                                  Title: Asst. Treasurer

                           COUNTERPART SIGNATURE PAGE

            The undersigned, intending to be legally bound as a party thereto, does hereby deliver this signed counterpart in accordance with Section 3.4 of the Letter Agreement, dated as of December 19, 1997, by and among Khanty Mansiysk Oil Corporation, a Delaware corporation, Brunswick Fitzgibbons Trust Company LLC, a Delaware limited liability company, Waldo Securities S.A., an international business company organized under the laws of the British Virgin Islands, Khanty Holdings LLC, a Delaware limited liability company, and each of the investors listed on Schedule I thereto which has delivered a signed counterpart in accordance with Section 3.4 thereof.

Date: January 13, 1998

                              SPINDRIFT PARTNERS, L.P.
                              By: Wellington Management Company, LLP.
                                    as investment adviser


                              By: /s/ Peter L. Curry
                                  -----------------------------------------
                                  Name: Peter L. Curry
                                  Title: Vice President

                           COUNTERPART SIGNATURE PAGE

            The undersigned, intending to be legally bound as a party thereto, does hereby deliver this signed counterpart in accordance with Section 3.4 of the Letter Agreement, dated as of December 19, 1997, by and among Khanty Mansiysk Oil Corporation, a Delaware corporation, Brunswick Fitzgibbons Trust Company LLC, a Delaware limited liability company, Waldo Securities S.A., an international business company organized under the laws of the British Virgin Islands, Khanty Holdings LLC, a Delaware limited liability company, and each of the investors listed on Schedule I thereto which has delivered a signed counterpart in accordance with Section 3.4 thereof.

Date: January 13, 1998

                              SPINDRIFT PARTNERS. L.P.
                              By: Wellington Management Company, LLP.
                              as investment adviser


                              By: /s/ Peter L. Curry
                                  -----------------------------------------
                                  Name: Peter L. Curry
                                  Title: Vice President

                           COUNTERPART SIGNATURE PAGE

            The undersigned, intending to be legally bound as a party thereto, does hereby deliver this signed counterpart in accordance with Section 3.4 of the Letter Agreement, dated as of December 19, 1997, by and among Khanty Mansiysk Oil Corporation, a Delaware corporation, Brunswick Fitzgibbons Trust Company LLC, a Delaware limited liability company, Waldo Securities S.A., an international business company organized under the laws of the British Virgin Islands, Khanty Holdings LLC, a Delaware limited liability company, and each of the investors listed on Schedule I thereto which has delivered a signed counterpart in accordance with Section 3.4 thereof.

Date: January 13, 1998

                              KOCH CAPITAL SERVICES, INC.


                              By: /s/ John C. Pittenger
                                  -----------------------------------------
                                  Name: John C. Pittenger
                                  Title: Vice President

                                                                       Exhibit A

                           COUNTERPART SIGNATURE PAGE

            The undersigned, intending to be legally bound as a party thereto, does hereby deliver this signed counterpart in accordance with Section 3.4 of the Letter Agreement, dated as of December 19, 1997, by and among Khanty Mansiysk Oil Corporation, a Delaware corporation, Brunswick Fitzgibbons Trust Company LLC, a Delaware limited liability company, Waldo Securities S.A., an international business company organized under the laws of the British Virgin Islands, Khanty Holdings LLC, a Delaware limited liability company, and each of the investors listed on Schedule I thereto which has delivered a signed counterpart in accordance with Section 3.4 thereof.

Date: 1/5/98

                              Deltec Asset Management Corporation
                              [INVESTOR NAME]


                              By: /s/ Stephen Zuppello
                                  -----------------------------------------
                                  Name: Stephen Zuppello
                                  Title: Vice President

                                                                       Exhibit A

                           COUNTERPART SIGNATURE PAGE

            The undersigned, intending to be legally bound as a party thereto, does hereby deliver this signed counterpart in accordance with Section 3.4 of the Letter Agreement, dated as of December 19, 1997, by and among Khanty Mansiysk Oil Corporation, a Delaware corporation, Brunswick Fitzgibbons Trust Company LLC, a Delaware limited liability company, Waldo Securities S.A., an international business company organized under the laws of the British Virgin Islands, Khanty Holdings LLC, a Delaware limited liability company, and each of the investors listed on Schedule I thereto which has delivered a signed counterpart in accordance with Section 3.4 thereof.

Date: 23/ December 1997

                              Fractor Investments Limited
                              [INVESTOR NAME]


                              By: /s/ Roger Gale
                                  -----------------------------------------
                                  Name: Roger Gale
                                  Title: Director

                           COUNTERPART SIGNATURE PAGE

            The undersigned, intending to be legally bound as a party thereto, does hereby deliver this signed counterpart in accordance with Section 3.4 of the Letter Agreement, dated as of December 19, 1997, by and among Khanty Mansiysk Oil Corporation, a Delaware corporation, Brunswick Fitzgibbons Trust Company LLC, a Delaware limited liability company, Waldo Securities S.A., an international business company organized under the laws of the British Virgin Islands, Khanty Holdings LLC, a Delaware limited liability company, and each of the investors listed on Schedule I thereto which has delivered a signed counterpart in accordance with Section 3.4 thereof.

Date: December 22, 1997

                              PETER KELLNER


                              By: /s/ Peter Kellner
                                  -----------------------------------------
                                  Name: Peter Kellner

                                                                       Exhibit A

                           COUNTERPART SIGNATURE PAGE

            The undersigned, intending to be legally bound as a party thereto, does hereby deliver this signed counterpart in accordance with Section 3.4 of the Letter Agreement, dated as of December 19, 1997, by and among Khanty Mansiysk Oil Corporation, a Delaware corporation, Brunswick Fitzgibbons Trust Company LLC, a Delaware limited liability company, Waldo Securities S.A., an international business company organized under the laws of the British Virgin Islands, Khanty Holdings LLC, a Delaware limited liability company, and each of the investors listed on Schedule I thereto which has delivered a signed counterpart in accordance with Section 3.4 thereof.

Date: 22 Dec, 1997

                              [INVESTOR NAME]
                              James M. Fitzgibbons


                              By: /s/ James M. Fitzgibbons
                                  -----------------------------------------
                                  Name:
                                  Title:

                           COUNTERPART SIGNATURE PAGE

            The undersigned, intending to be legally bound as a party thereto, does hereby deliver this signed counterpart in accordance with Section 3.4 of the Letter Agreement, dated as of December 19, 1997, by and among Khanty Mansiysk Oil Corporation, a Delaware corporation, Brunswick Fitzgibbons Trust Company LLC, a Delaware limited liability company, Waldo Securities S.A., an international business company organized under the laws of the British Virgin Islands, Khanty Holdings LLC, a Delaware limited liability company, and each of the investors listed on Schedule I thereto which has delivered a signed counterpart in accordance with Section 3.4 thereof.

Date: December 29, 1997

                              SARAH LEGGAT


                              By: /s/ Sarah Leggat
                                  -----------------------------------------
                                  Name: Sarah Leggat

                           COUNTERPART SIGNATURE PAGE

            The undersigned, intending to be legally bound as a party thereto, does hereby deliver this signed counterpart in accordance with Section 3.4 of the Letter Agreement, dated as of December 19, 1997, by and among Khanty Mansiysk Oil Corporation, a Delaware corporation, Brunswick Fitzgibbons Trust Company LLC, a Delaware limited liability company, Waldo Securities S.A., an international business company organized under the laws of the British Virgin Islands, Khanty Holdings LLC, a Delaware limited liability company, and each of the investors listed on Schedule I thereto which has delivered a signed counterpart in accordance with Section 3.4 thereof.

Date: 1/12/98

                              REMY TRAFELET


                              By: /s/ Remy Trafelet
                                  -----------------------------------------
                                  Name: Remy Trafelet

                                                                       Exhibit A

                           COUNTERPART SIGNATURE PAGE

            The undersigned, intending to be legally bound as a party thereto, does hereby deliver this signed counterpart in accordance with Section 3.4 of the Letter Agreement, dated as of December 19, 1997, by and among Khanty Mansiysk Oil Corporation, a Delaware corporation, Brunswick Fitzgibbons Trust Company LLC, a Delaware limited liability company, Waldo Securities S.A., an international business company organized under the laws of the British Virgin Islands, Khanty Holdings LLC, a Delaware limited liability company, and each of the investors listed on Schedule I thereto which has delivered a signed counterpart in accordance with Section 3.4 thereof.

Date: 14/1/98

                              Robert Gray
                              [INVESTOR NAME]


                              By /s/ Robert A. Gray
                                 -----------------------------------------
                                 Name: Robert A. Gray
                                 Title: MR.

                                                                       Exhibit A

                           COUNTERPART SIGNATURE PAGE

            The undersigned, intending to be legally bound as a party thereto, does hereby deliver this signed counterpart in accordance with Section 3.4 of the Letter Agreement, dated as of December 19, 1997, by and among Khanty Mansiysk Oil Corporation, a Delaware corporation, Brunswick Fitzgibbons Trust Company LLC, a Delaware limited liability company, Waldo Securities S.A., an international business company organized under the laws of the British Virgin Islands, Khanty Holdings LLC, a Delaware limited liability company, and each of the investors listed on Schedule I thereto which has delivered a signed counterpart in accordance with Section 3.4 thereof.

Date: _______________

                              [INVESTOR NAME]


                              By:_________________________
                                 Name:
                                 Title:

                                                                      SCHEDULE I

INVESTOR
--------
Fractor Investments Limited (AIG-Brunswick)
Deltec Asset Management Corporation
Koch Capital Services, Inc.
Acorn International (Wanger)
Spindrift Partners, L.P.
Spindrift Investors (Bermuda) L.P.
James Fitzgibbons
Robert Gray
Sarah Leggat
Remy Trafelet
Peter Kellner

                                                                     SCHEDULE II

            All notices pursuant to Section 3.2 of this Agreement should be provided to the respective party as follows:

            If to KMOC, to:

                   Khanty Mansiysk Oil Corporation
                   125 Park Avenue, 8th Floor
                   New York, New York 10017
                   Attention: John B. Fitzgibbons
                   Phone:(212) 479-2398
                   Fax: (212) 479-2505

            with a copy to:

                   Skadden, Arps, Slate, Meagher & Flom LLP
                   919 Third Avenue
                   New York, New York 10022
                   Attention: Eric L. Cochran
                   Phone: (212) 735-3000
                   Fax: (212) 735-2000

            If to Holdings, to:

                   Khanty Holdings LLC
                   c/o The Beacon Group
                   399 Park Avenue
                   17th Floor
                   New York, New York 10022
                   Attention: John J. MacWilliams
                   Phone: (212) 339-9100
                   Fax: (212) 339-9109

            If to Waldo, to:

                   Waldo Securities SA.
                   c/o Nikolai Bogatchev
                   10 Letnikovskaya ul.

                   113114 Moscow, Russia
                   Phone: 011-7095-232-0044
                   Fax: 011-7095-956-1417

            with copy to:

                   Frere Cholmeley Bischoff
                   4 John Carpenter Street
                   London EC4Y ONH
                   Attention: Alastair Tulloch
                   Phone: 011-44-171-615-8080
                   Fax: 011-44-171-615-8000

            If to BFTC, to:

                   Brunswick Fitzgibbons Trust Company LLC
                   125 Park Avenue, 8th Floor
                   New York, New York 10017
                   Attention: John B. Fitzgibbons
                   Phone: (212) 479-2398
                   Fax: (212) 479-2505

            If to Fractor Investments Limited, to:

                   Fractor Investments Limited
                   2-4 Arch. Makarios III Avenue
                   Capital Center, 9th Floor
                   Nicosia, Cyprus

            with copy to:

                   AIG-Brunswick Capital Management, LTD.
                   Riverside Towers
                   52/3 Kosmodamianskaya Nab.
                   Moscow, Russia 113054
                   Attention: Roger Gale, CEO
                   Phone: 011 7095 961 2000
                   Fax: 011 7095 961 2001

            If to Acorn International, to:

                   Acorn International, a series of Acorn Investment Trust c/o Wanger Asset Management, L.P.
                   227 West Monroe
                   Suite 3000
                   Chicago, Illinois 60606-5016
                   Attention: Jason Selch
                   Phone: (312) 634-9241
                   Fax: (312) 634-0013

            If to Spindrift Investors (Bermuda) L.P., to:

                   Spindrift Investors (Bermuda) L.P.
                   c/o Wellington Management Company, LLP
                   75 State Street
                   Boston, Massachusetts 02109
                   Attention: Regulatory Affairs Department
                   Phone: (617) 951-5000
                   Fax: (617) 790-7760

            If to Spindrifi Partners, L.P., to:

                   Spindrift Partners, L.P.
                   c/o Wellington Management Company, LLP
                   75 State Street
                   Boston, Massachusetts 02109
                   Attention: Regulatory Affairs Department
                   Phone: (617) 951-5000
                   Fax: (617) 790-7760

            If to Deltec Asset Management Corporation, to:

                   Deltec Asset Management Corporation
                   535 Madison Avenue
                   New York, New York 10022
                   Attention: Stephen Zuppello
                   Phone: (212) 230-2983
                   Fax: (212) 308-9712/5940

            If to Koch Capital Services, Inc., to:

                   Koch Capital Services, Inc.
                   4111 East 37th Street North
                   Wichita, Kansas 67220
                   Attention: Paul W. Brooks
                   Phone: (316) 828-5500
                   Fax: (316) 828-3133

            If to Sarah Leggat, to:

                   Sarah Leggat
                   Fowler, Goedecke, Ellis & O'Connor
                   225 Franklin Street, 27th Floor
                   Boston, Massachussetts 02110
                   Phone: (617) 338-0990 x-47
                   Fax: (617) 338-2150

            If to James Fitzgibbons, to:

                   James Fitzgibbons
                   40 Norfolk Road
                   Brookline, MA 02167
                   Phone: (704) 939-2109
                   Fax: (704) 939-2597

            If to Remy W. Trafelet, to:

                   Remy W. Trafelet
                   360 East 57th Street
                   Apartment 14A
                   New York, NY 10022
                   Phone: (212) 644-8655

            If to Peter Kellner, to:

                   Peter Kellner
                   117 East 78th Street
                   New York, NY 10021
                   Phone: (212) 535-269

            Fax: (212)472-3218
                   If to Robert Gray, to:

                   Robert Gray
                   Robert Flemming & Co. Ltd.
                   25 Copthall Avenue
                   London EC2R 7DR
                   Phone: 011-44-171-382-8832
                   Fax: 011-44-171-382-8900